UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 21, 2006

America First Apartment Investors, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	000-49986	470858301
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

Suite 100, 1004 Farnam Street, Omaha, Nebraska		68102
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(402) 557-6360

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On November 21, 2006 America First Apartment Investors, Inc. issued a press release announcing the fourth quarter of 2006 dividend declaration.

Item 9.01 Financial Statements and Exhibits.

(99) Press release dated November 21, 2006 announcing America First Apartment Investors, Inc.'s fourth quarter dividend declaration.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

America First Apartment Investors, Inc.

November 21, 2006	By:	/s/ John H. Cassidy

Name: John H. Cassidy
Title: President and Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

99	Press release dated November 21, 2006 announcing America First Apartment Investors, Inc.'s fourth quarter of 2006 dividend declaration.